VOYA MUTUAL FUNDS

Voya Multi-Manager International Small Cap Fund

(“Fund”)

Supplement dated February 27, 2015

to the Fund’s Class A, Class B, Class C, Class I, Class O and Class W Prospectus

dated February 27, 2015 (“Prospectus”)

On January 22, 2015, the Fund’s Board of Trustees (“Board”) approved the addition of Victory Capital Management Inc. (“Victory Capital”) as a sub-adviser to the Fund, with related changes to the Fund’s principal investment strategies, including a change with respect to the definition of small market capitalization companies, effective on or about March 2, 2015. Currently, Acadian Asset Management LLC (“Acadian”) and Wellington Management Company LLP (“Wellington Management”) each manage a portion of the Fund’s assets. From the beginning of business on February 17, 2015 through the close of business on February 27, 2015, the Fund will be in a “transition period” during which time a transition manager will sell a portion of the assets currently managed by Acadian and Wellington Management. The transition manager may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about March 2, 2015, Acadian, Victory Capital, and Wellington Management will be the three sub-advisers managing the Fund’s assets. In conjunction with the addition of Victory Capital as a sub-adviser to the Fund, Daniel B. LeVan and John W. Evers will be added as portfolio managers for the portion of the Fund’s assets allocated to Victory Capital.

Effective on or about March 2, 2015, the Fund’s Prospectuses are hereby revised as follows:

1.	The table and accompanying footnotes in the section entitled “Fees and Expenses of the Fund – Annual Fund Operating Expenses” of the Fund’s Prospectuses are hereby deleted and replaced with the following:

Annual Fund Operating Expenses2

Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	O	W
Management Fees	%	1.00	1.00	1.00	1.00	1.00	1.00
Distribution and/or Shareholder Service (12b-1) Fees	%	0.35	1.00	1.00	None	0.25	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.33	0.33	0.33	0.22	0.33	0.33
Total Annual Fund Operating Expenses	%	1.78	2.43	2.43	1.32	1.68	1.43
Waivers and Reimbursements [3]	%	(0.04)	(0.04)	(0.04)	(0.08)	(0.04)	(0.04)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.74	2.39	2.39	1.24	1.64	1.39

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Expense information has been restated to reflect current contractual rates.
3	The adviser is contractually obligated to limit expenses to 1.95%, 2.60%, 2.60%, 1.40%, 1.85%, and 1.60% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2016. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 1.75%, 2.40%, 2.40%, 1.25%, 1.65%, and 1.40% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2017. These limitations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. In addition, the adviser is contractually obligated to waive a portion of the management fee through March 1, 2016. Based upon net assets as of October 31, 2014, the management fee waiver for the Fund is an estimated (0.02)%. Effective March 2, 2015, the adviser is contractually obligated to further waive a portion of the management fee through March 1, 2017. The additional management fee waiver for the Fund is an estimated (0.01)%. Termination or modification of these obligations requires approval by the Fund’s board.

2.	The table in the section entitled “Fees and Expenses of the Fund – Expense Examples” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Class	Share Status		1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	%	742	1,099	1,481	2,546
B	Sold	%	742	1,054	1,492	2,603
	Held	%	242	754	1,292	2,603
C	Sold	%	342	754	1,292	2,763
	Held	%	242	754	1,292	2,763
I	Sold or Held	%	126	410	716	1,583
O	Sold or Held	%	167	526	909	1,984
W	Sold or Held	%	142	449	778	1,710

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year periods and the first year of the three-, five-, and ten-year periods.

3.	The subsection entitled “Fees and Expenses of the Fund – Portfolio Turnover” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

On or about March 2, 2015, Victory Capital Management Inc. (“Victory Capital”) will be added as an additional sub-adviser to the Fund. Currently, Acadian Asset Management LLC (“Acadian”) and Wellington Management Company LLP (“Wellington Management”) each manage a portion of the Fund’s assets. During the period from the beginning of business on February 17, 2015 through the close of business on February 27, 2015, the Fund will be in a transition period during which time a transition manager will sell a portion of the assets currently managed by Acadian and Wellington Management which will result in buy and sell transactions. These transactions could result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will result in transaction costs which will be borne by the shareholders.

4.	The section entitled “Principal Investment Strategies” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies. The Fund will provide

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shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund currently considers small-capitalization companies to be those companies with market capitalizations that fall within the range of companies in the S&P Developed ex-U.S. Small Cap Index at the time of purchase. Capitalization of companies in the S&P Developed ex-U.S. Small Cap Index will change with market conditions. The market capitalization of companies in the S&P Developed ex-U.S. Small Cap Index as of December 15, 2014, ranged from $16 million to $21 billion. At least 65% of the Fund’s assets will normally be invested in companies located outside the United States, including companies located in countries with emerging securities markets. The Fund may invest up to 35% of its assets in U.S. issuers. The Fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities.

The Fund invests primarily in common stocks or securities convertible into common stocks of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, rights, and depositary receipts. The Fund may invest in forward currency contracts or futures contracts to hedge currency and for implementation of a currency model within the portfolio. The Fund may invest in futures contracts to allow market exposure in a cost efficient way, maintain exposure to an asset class in the case of large cash flows, and to have access to a particular market in which the Fund wishes to invest.

The Fund may invest up to 25% of its assets in real estate investment trusts.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

Acadian Asset Management LLC (“Acadian”), Victory Capital Management Inc. (“Victory Capital”), and Wellington Management Company LLP (“Wellington Management”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Fund’s investment adviser will determine the amount of Fund assets allocated to each Sub-Adviser.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Acadian Asset Management LLC

Acadian employs a quantitative investment process which is driven by proprietary valuation models that combine a bottom-up view of the attractiveness of individual securities within each market with a top-down view of the attractiveness of each region/industry group, thereby capturing value-added at both the stock and the region/industry levels.

Victory Capital Management Inc.

Victory Capital Management Inc. employs a bottom-up investment approach that emphasizes individual stock selection. The investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P Developed ex-U.S. SmallCap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

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Wellington Management Company LLP

Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. This investment approach is driven by intensive bottom-up, fundamental research and a disciplined, industry-based approach to valuation. The vast majority of research is developed internally. Meeting company management and understanding historical financial statements is essential to the process.

The investment team looks to identify companies with a high degree of recurring profitability, sustainably high or growing returns on capital, and strong or improving balance sheets. Non-consensus insights are emphasized such as the size of the addressable market, an ability to grow faster than the market thinks, or the capacity to sustain profitability at a higher level than is discounted. Investment candidates either have potential growth that is underestimated by the market, or have been cast aside by the market but have an identifiable catalyst for recovery.

Valuation analysis focuses on uncovering the intrinsic value of companies, and the portfolio manager buys companies that are attractive on an absolute basis. The investment team applies different valuation metrics across different industries, but the same metrics are applied globally to any one industry. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities.

5.	The section entitled “Portfolio Management” of the Fund’s Prospectuses is hereby deleted and replaced with the following:

From the beginning of business on February 17, 2015 through the close of business on February 27, 2015, a portion of the Fund’s assets will be managed by a transition manager in preparation for the addition of Victory Capital Management Inc. as Sub-Adviser to the Fund. Effective on or about March 2, 2015, the following serve as adviser, sub-adviser, and portfolio managers to the Fund:

PORTFOLIO MANAGEMENT

Investment Adviser

Voya Investments, LLC

Sub-Adviser
Acadian Asset Management LLC
Portfolio Managers
John R. Chisholm, CFA	Constantine P. Papageorgiou, CFA
Portfolio Manager (since 03/05)	Portfolio Manager (since 02/09)
Brian K. Wolahan, CFA
Portfolio Manager (since 02/09)
Sub-Adviser
Victory Capital Management Inc.
Portfolio Managers
Daniel B. LeVan, CFA	John W. Evers, CFA
Portfolio Manager (since 03/15)	Portfolio Manager (since 03/15)
Sub-Adviser
Wellington Management Company LLP
Portfolio Managers
Simon H. Thomas	Daniel Maguire, CFA
Portfolio Manager (since 04/13)	Equity Research Analyst (since 04/13)

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6.	The first paragraph of the subsection entitled “Management of the Funds – The Sub-Advisers and Portfolio Managers – Voya Multi-Manager International Small Cap Fund” of the Fund’s Prospectus is hereby deleted and replaced with the following:

Acadian Asset Management LLC, Victory Capital Management Inc., and Wellington Management Company LLP are the sub-advisers of Voya Multi-Manager International Small Cap Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

7.	The following paragraphs are added following the subsection entitled “Management of the Funds – The Sub-Advisers and Portfolio Managers – Voya Multi-Manager International Small Cap Fund – Wellington Management Company LLP:”

Victory Capital Management Inc.

Victory Capital Management Inc. (“Victory Capital” or “Sub-Adviser”) is a New York corporation registered as an investment adviser with the SEC. As of December 31, 2014, Victory Capital managed or advised assets totaling in excess of $35.8 billion for individual and institutional clients. Victory Capital’s address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The following individuals are jointly responsible for the day-to-day management of Voya Multi-Manager International Small Cap Fund’s assets allocated to Victory Capital.

Daniel B. LeVan, CFA, Senior Portfolio Manager, Chief Investment Officer of Victory Capital has been with Victory Capital since 2014. From 2007-2014, Mr. LeVan was a Senior Portfolio Manager of Munder Capital Management.

John W. Evers, CFA, Senior Portfolio Manager has been with Victory Capital since 2014. From 2007-2014, Mr. Evers was a Senior Portfolio Manager of Munder Capital Management.

8.	The table at the end of the subsection entitled “Management of the Funds – The Sub-Advisers and Portfolio Managers – Voya Multi-Manager International Small Cap Fund” is hereby deleted and replaced with the following:

Historical sub-adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
03/02/15	No change	Victory Capital Management Inc.*
04/30/13	No change	Wellington Management Company LLP was added*
04/15/13	No change	Schroder Investment Management North America Inc. was removed**
02/29/12	ING International SmallCap Fund	No change
02/26/10	No change	Batterymarch Financial Management, Inc. was removed*
12/17/07	ING International SmallCap Multi-Manager Fund	Schroder Investment Management North America Inc. was added*

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Historical sub-adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
11/01/06	No change	Batterymarch Financial Management, Inc. was added*
03/01/05	No change	Acadian Asset Management LLC***

*	Change resulted in a corresponding change to principal investment strategies.
**	Performance for a portion of the Fund prior to the effective date is attributable to a previous sub-adviser.
***	Performance prior to the effective date is attributable to the previous adviser/sub-adviser.

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VOYA MUTUAL FUNDS

Voya Multi-Manager International Small Cap Fund

(“Fund”)

Supplement dated February 27, 2015

to the Fund’s Class A, Class B, Class C, Class I, Class O and Class W

Statement of Additional Information (“SAI”)

dated February 27, 2015

On January 22, 2015, the Fund’s Board of Trustees (“Board”) approved the addition of Victory Capital Management Inc. (“Victory Capital”) as a sub-adviser to the Fund, with related changes to the Fund’s principal investment strategies, including a change with respect to the definition of small market capitalization companies, effective on or about March 2, 2015. Currently, Acadian Asset Management LLC (“Acadian”) and Wellington Management Company LLP (“Wellington Management”) each manage a portion of the Fund’s assets. From the beginning of business on February 17, 2015 through the close of business on February 27, 2015, the Fund will be in a “transition period” during which time a transition manager will sell a portion of the assets currently managed by Acadian and Wellington Management. The transition manager may hold a large portion of the Fund’s assets in temporary investments. During this time, the Fund may not be pursuing its investment objective and strategies, and limitation on permissible investments and investment restrictions will not apply. The sale and purchase of securities during the transition period are expected to result in buy and sell transactions. Such transactions may be made at a disadvantageous time and may result in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions will also result in transactional costs, which are ultimately borne by shareholders. Effective on or about March 2, 2015, Acadian, Victory Capital, and Wellington Management will be the three sub-advisers managing the Fund’s assets. In conjunction with the addition of Victory Capital as a sub-adviser to the Fund, Daniel B. LeVan and John W. Evers will be added as portfolio managers for the portion of the Fund’s assets allocated to Victory Capital.

Effective on or about March 2, 2015, the Fund’s SAI is hereby revised as follows:

1.	The second paragraph in the subsection entitle “Adviser – Management Fee Waivers” is hereby deleted in its entirety and replaced with the following:

The Adviser is contractually obligated to lower the management fee for Voya Multi-Manager International Small Cap Fund and Voya Multi-Manager International Equity Fund so that the management fee payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from implementation of a sub-advisory fee reduction through March 1, 2016. Effective March 2, 2015, the Adviser is contractually obligated to further lower the management fee for Voya Multi-Manager International Small Cap Fund so that the management fee payable to the Adviser will be waived in amounts equal to 50% of the savings of the Adviser resulting from implementation of a sub-advisory fee reduction through March 1, 2017. Termination or modification of these obligations requires approval by the Board.

2.	The information with regards to Voya Multi-Manager International Small Cap Fund in the table in the subsection entitled “Sub-Advisers – Sub-Advisory Fees” is hereby deleted and replaced with the following:

Fund	Sub-Adviser	Annual Sub-Advisory Fee
Voya Multi-Manager International Small Cap	Acadian Asset Management LLC (“Acadian”)	For information on the Fund’s annual sub-advisory fee rate, please see the paragraph immediately following this table.
Wellington Management
Victory Capital Management Inc. (“Victory Capital”)

3.	The second paragraph in the subsection entitled “Sub-Advisers – Aggregation” is hereby deleted in its entirety and replaced with the following:

With respect to the annual sub-advisory fee rate for Voya Multi-Manager International Small Cap Fund, the Adviser paid Acadian and Wellington Management aggregate sub-advisory fees of $1,455,344, which represented approximately 0.5486% of the Fund’s average daily net assets for the fiscal year ended October 31, 2014. The accrued sub-advisory fees paid and percentage reflect the fee schedules in effect during that period. Because Victory Capital was named as a Sub-Adviser to the Fund effective March 2, 2015, Victory Capital did not receive sub-advisory fees for the fiscal year ended October 31, 2014.

4.	The following section is added to the sub-section entitled “Portfolio Management – Voya Multi-Manager International Small Cap Fund” of the Fund’s SAI:

Victory Capital

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of October 31, 2014:

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John W. Evers	3	$423,525,887	2	$106,259,923	2	$239,821,726
Daniel B. LeVan	3	$423,525,887	2	$106,259,923	2	$239,821,726

Potential Material Conflicts of Interest

Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other types of pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between the Fund and another account, raise conflict of interest issues. The Fund and Victory Capital have policies and procedures in place, including Victory Capital’s internal review process, that are intended to identify and mitigate those conflicts.

Compensation

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing separate accounts, investment companies (mutual funds such as the Small/Mid Cap Equity Fund), other pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”).  A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise.  Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

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Each of the portfolio management teams employed by Victory Capital may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team.  The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork.  The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s).  The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company.  There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm.  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of October 31, 2014 including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Managers	Dollar Range of Fund Shares Owned
John W. Evers	None
Daniel B. LeVan	None

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